UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Winmark Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 3, 2006

TO THE SHAREHOLDERS OF WINMARK CORPORATION

Notice is hereby given to the holders of the shares of Common Stock of Winmark Corporation that the Annual Meeting of Shareholders of the Company will be held at the Company’s corporate offices, 4200 Dahlberg Drive, Suite 100, Minneapolis, Minnesota on Wednesday, May 3, 2006 at 4:00 p.m. Central Daylight Time, to consider and act upon the following matters:

1.                                       To set the number of members of the Board of Directors at seven.

2.                                       To elect seven directors to serve for a term of one year.

3.                                       To approve an increase of shares available under the 2001 Stock Option Plan from 500,000 to 750,000.

4.                                       To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on March 8, 2006 will be entitled to vote at the meeting and adjournments of the meeting.

You are cordially invited to attend the meeting. Even if you do not plan to attend the meeting, we urge you to sign, date and return the proxy at once in the enclosed envelope.

By the Order of the Board of Directors

/s/ John L. Morgan
John L. Morgan
Chairman and Chief Executive Officer

Dated March 29, 2006

Winmark Corporation

4200 Dahlberg Drive, Suite 100

Minneapolis, Minnesota 55422-4837

Annual Meeting of Shareholders

May 3, 2006

PROXY STATEMENT

GENERAL

The Annual Meeting of Shareholders of Winmark Corporation (“Company”) will be held on Wednesday, May 3, 2006, at 4:00 p.m., Central Daylight Time, at the Company’s corporate offices, 4200 Dahlberg Drive, Suite 100, Minneapolis, Minnesota, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

The enclosed proxy is solicited by the Board of Directors of the Company. Such solicitation is being made by mail and may also be made by directors, officers and regular employees of the Company personally or by telephone. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention: General Counsel, or by appearing in person at the meeting. Shares represented by proxies will be voted as specified in such proxies, and if no choice is specified, will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

Shares voted as abstentions on any matter (or a “withhold authority” vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. If a broker submits a “non-vote” proxy, indicating that the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purposes of calculating the vote with respect to such matter.

All of the expenses involved in preparing, assembling and mailing this proxy statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This proxy statement and accompanying form of proxy are first being mailed to shareholders on or about March 31, 2006.

OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed March 8, 2006, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 8, 2006, 6,038,037 shares of the Company’s Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

Under applicable Minnesota law, approval of the proposal to set the number of directors at seven requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting. The election of the nominees requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at a meeting at which a quorum is present.

ELECTION OF DIRECTORS

(Proposals #1 and #2)

At the meeting, the Board of Directors of the Company is to be elected to hold office until the 2007 Annual Meeting or until successors are elected and have qualified. The Bylaws of the Company provide that the number of directors of the Company shall be fixed by the shareholders, subject to increase by the Board of Directors. The Nominating Committee recommended to the Board of Directors that the shareholders set the number of directors at seven and elect the nominees named below.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below, unless one or more of such nominees should become unavailable for election, in which event such shares shall be voted for the election of such substitute nominees as the Board of Directors may propose. Each person nominated has agreed to serve if elected, and the Company knows of no reason why any of the listed nominees would be unavailable to serve.

Information Concerning Nominees:

Name and Age	Principal Occupation and Business Experience for Past Five Years

John L. Morgan Age: 64

Mr. Morgan was elected Chairman of the Board and Chief Executive Officer of the Company in March 2000. He was an independent investor/business consultant from April 1999 to February 2000. He was the founder of Winthrop Resources Corporation, a business equipment leasing company, and served as its President from March 1982 through March 1999. In addition, Mr. Morgan is currently a private investor and serves as a member of Rush River Group, LLC.

Stephen M. Briggs Age: 49

Mr. Briggs has been President, Chief Operating Officer and a director of the Company since December 2000. Prior to joining the Company, he served as Senior Vice President (since June 1999) and Vice President of Consumer Coatings Group (from December 1995 to June 1999) of Valspar Corporation, a global leader in the coatings industry.

William D. Dunlap, Jr. Age: 67

Mr. Dunlap was elected a director of the Company in May 2000. He has served as Chairman Emeritus at Campbell Mithun, LLC, an advertising company, since July 2003. He has served as Chairman of Campbell Mithun, LLC since May 1995, and served as its Chief Executive Officer from 1982 through 1995.

Jenele C. Grassle Age: 46

Ms. Grassle was elected a director of the Company in January 2001. She serves as Divisional Merchandise Manager, Ready-to-Wear, Accessories and Cosmetics for ValueVision Media, Inc. since March 2005. From July 2000 to June 2004, Ms. Grassle served as the Vice President/General Merchandise Manager of Merchandising at Wilsons Leather, a leading specialty retailer of men’s and women’s leather apparel and accessories, since July 2000. From September 1988 to March 2000 Ms. Grassle served as Divisional Merchandise Manager for the Target Corporation.

Kirk A. MacKenzie Age: 67

Mr. MacKenzie was elected Vice Chairman and a director of the Company in May 2000. In addition, he is currently a private investor and serves as a member of Rush River Group, LLC. From January 1982 to March 1999, Mr. MacKenzie was Executive Vice President of Winthrop Resources Corporation, a business equipment leasing company.

Paul C. Reyelts Age: 59

Mr. Reyelts was elected a director of the Company in May 2000. He has served as the Executive Vice President of Finance and Chief Financial Officer of the Valspar Corporation, a global leader in the coatings industry, since April 1982. In addition, Mr. Reyelts serves on the Board of Directors of Banta Corporation and Minnesota Public Radio.

Mark L. Wilson Age: 57

Mr. Wilson was elected a director of the Company in May 2000. He currently serves as President of Kettle River Company, LLC, a business consulting firm. From 1999 to 2005, he served as President of Weisman Enterprises, Inc. and its affiliates, a vending and small transaction management company. From November 1974 to December 1998, he was a corporate law and mergers and acquisitions attorney.

Board Recommendation

The Board of Directors recommends that the shareholders vote FOR proposal #1 to set the number of members of the Board of Directors at seven and FOR proposal #2 to elect the seven nominees to serve for a one year term.

CORPORATE GOVERNANCE AND BOARD MATTERS

Code of Ethics and Business Conduct

We have adopted the Winmark Corporation Code of Ethics and Business Conduct (the “Code of Conduct”), that applies to our directors, officers and employees. The Code of Conduct is publicly available on our web site at www.winmarkcorporation.com. If we make any substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver from a provision of the code of conduct to our directors or executive officers, we will disclose the nature of such amendments or waiver on our web site or in a report on Form 8-K.

Majority of Independent Directors; Committee of Independent Directors

The Board of Directors has determined that Messrs. Dunlap, Reyelts, Wilson, and Ms. Grassle, constituting a majority of the Board of Directors, are independent directors in accordance with rules of the Nasdaq since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Messrs. Morgan, Briggs and MacKenzie are precluded from being considered independent by Nasdaq rules since they either currently serve as executive officers of the Company and/or have had a relationship with the Company that preclude them from being deemed independent under Nasdaq rules.

Each member of the Company’s Audit Committee, Compensation Committee and Nominating Committee has been determined, in the opinion of the Board of Directors, to be independent in accordance with Nasdaq rules.

Standing Committees

The Board of Directors of the Company has three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee

The Audit Committee provides oversight by reviewing financial reports and other financial information of the Company, reviewing the Company’s systems of internal control regarding finance, accounting, legal compliance and ethics, and reviewing the Company’s auditing, accounting and financial reporting process. The Audit Committee serves as an independent and objective party to monitor the Company’s financial reporting process and internal control system. The Audit Committee coordinates, reviews and appraises the audit efforts of the Company’s independent accountants. Further, the Audit Committee communicates directly with the independent accountants, financial and senior management and Board of Directors regarding the matters related to the Committee’s responsibilities and duties. Paul C. Reyelts is the Audit Committee Financial Expert and Chairperson of the Audit Committee. The Audit Committee, which consists of Paul C. Reyelts, William D. Dunlap, Jr. and Mark L. Wilson, held meetings or took action in writing seven times during fiscal 2005.

Compensation Committee

The Compensation Committee’s purpose is to assist the Board of Directors in the discharge of its responsibilities relating to (a) fair, reasonable, and competitive compensation practices for executive officers and other key employees of the Company which are consistent with the Company’s objectives; (b) oversight of broad-based employee compensation policies and programs; and (c) fair, reasonable and competitive compensation and benefit programs for the Company’s non-employee directors. The Compensation Committee, which consists of Paul C. Reyelts, William D. Dunlap, Jr., Jenele C. Grassle and Mark L. Wilson, held meetings or took action in writing three times during fiscal 2005. Mark L. Wilson has been appointed the Chairperson of the Compensation Committee.

Nominating Committee

The purpose of the Nominating Committee is to advise the Board of Directors and provide oversight on matters related to (a) the selection and nomination of Board Members; and (b) the appointment of Board Committee Members. The Nominating Committee, which consists of Paul C. Reyelts, William D. Dunlap, Jr., Jenele C. Grassle and Mark L. Wilson, was created in December, 2003 and held one meeting during fiscal 2005. Jenele C. Grassle has been appointed Chairperson of the Nominating Committee. The Nominating Committee Charter is publicly available on our web site at www.winmarkcorporation.com.

The Company does not have a formal policy with regard to the consideration of director candidates recommended by shareholders since it is the Company’s practice to consider director recommendations from any source. The Board is comprised of a majority of independent directors, which ensures consideration of director candidates from any source based on the criteria set forth below. Each Nominating Committee member is independent. The Board will consider director candidates recommended by shareholders according to the following membership criteria.

Board Membership Criteria

In selecting the new directors, the Committee shall consider any requirements of applicable law or listing standards, a candidate’s strength of character, judgment, business experience and specific area of expertise, factors relating to compensation of the Board, principles of diversity and such other factors as the Committee shall deem important.

The Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation.

Shareholder Nomination of Directors

A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Secretary of the Company at the address below. Notice of a recommendation must include:

with respect to the shareholder:

•        name, address, the class and number of shares such shareholder owns;

with respect to the nominee:

•        name, age, business address, residence address,

•        current principal occupation,

•        five year employment history with employer names and a description of the employer’s business,

•        the number of shares beneficially owned by the nominee,

•        whether such nominee can read and understand basic financial statements, and

•        Board membership, if any.

The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

Meeting Attendance

During fiscal 2005, the Board of Directors of the Company held meetings or took action five times. All directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served.

The Company has not adopted a formal policy with regard to board members’ attendance at annual meetings of shareholders, however, all directors are encouraged to attend such meetings. All of the directors attended the Annual Meeting of Shareholders last year.

Shareholders Communications

Shareholders may communicate directly with the Board of Directors. All communications should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. Shareholder communications to the Board should be sent to:

Corporate Secretary

Attention:  Board of Directors

4200 Dahlberg Drive, Suite 100

Minneapolis, Minnesota 55422-4837

Director Compensation

Pursuant to the terms of the Company’s Stock Option Plan for Non-employee Directors, non-employee directors of the Company are automatically granted an option to purchase 25,000 common shares upon the initial election as a director. Pursuant to this Plan, William D. Dunlap, Jr., Kirk A. MacKenzie, Paul C. Reyelts and Mark L. Wilson were each granted an option to purchase 25,000 common shares at an exercise price of $6.50 per share on May 3, 2000. Also pursuant to this Plan, Jenele C. Grassle was granted an option to purchase 25,000 common shares at an exercise price of $4.25 per share on January 2, 2001. These options vest 20% per year and expire at the end of six years. Since 2004, each non-employee director of the Company receives a $10,000 annual retainer, $500 for each Board and committee meeting attended, and an annual option grant to purchase 2,000 shares of the Company’s common stock. In addition, the Lead Director and Vice Chair each receive $2,000 annually.

AUDIT COMMITTEE REPORT

The Board of Directors maintains an Audit Committee comprised of three of the Company’s independent directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, Rule 4310(c)(26)(B)(i), including the requirement that audit committee members all be “independent directors” as that term is defined by NASD
Rule 4200(a)(15).

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)                                  reviewed and discussed with management the Company’s consolidated audited financial statements as of and for the year ended December 31, 2005; and

(2)                                  discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board, and has discussed with the auditors the auditor’s independence; and

(3)                                  received and reviewed the written disclosures from the independent auditors required by the Independence Standards Board’s Standard No. 1, Independence and Discussion with Audit Committees, as amended by the Independence Standards Board, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission.

Members of the Audit Committee:

William D. Dunlap, Jr.

Paul C. Reyelts

Mark L. Wilson

EXECUTIVE OFFICERS

The other executive officers of the Company are as follows:

NAME	AGE	POSITION
John L. Morgan	64	Director, Chairman and Chief Executive Officer
Stephen M. Briggs	49	Director, President and Chief Operating Officer
Brett D. Heffes	38	Chief Financial Officer and Treasurer
Mark T. Hooley	39	President, Wirth Business Credit, Inc.
Steven C. Zola	44	President, Winmark Capital Corporation
Steven A. Murphy	40	Vice President of Franchise Management
Leah A. Goff	44	Vice President of Human Resources

John L. Morgan was elected Chairman of the Board and Chief Executive Officer of the Company in March 2000. He was an independent investor/business consultant from April 1999 to February 2000. He was the founder of Winthrop Resources Corporation, a business equipment leasing company, and served as its President from March 1982 through March 1999. In addition, Mr. Morgan is currently a private investor and serves as a member of Rush River Group, LLC.

Stephen M. Briggs has been President, Chief Operating Officer and a director of the Company since December 2000. Prior to joining the Company, he served as Senior Vice President (since June 1999) and Vice President of Consumer Coatings Group (from December 1995 to June 1999) of Valspar Corporation, a global leader in the coatings industry.

Brett D. Heffes has served as Chief Financial Officer and Treasurer of the Company since November 2002. From April, 2002 until May, 2002, Mr. Heffes was Chief Financial Officer of Gearworks, Inc., a developer and marketer of wireless software. From July 2000 until March 2002, Mr. Heffes was Chief Financial Officer of Applied Epi, Inc. (now a division of Veeco Instruments, Inc.), a developer and manufacturer of process equipment for compound semiconductor devices. Mr. Heffes is a director for the J. Jill Group, Inc.

Mark T. Hooley has served as Vice President and General Counsel of the Company since May 2000. Since April 2004, Mr. Hooley has been President of Wirth Business Credit, Inc., the Company’s subsidiary engaged in the small-ticket leasing business. Mr. Hooley is the son-in-law of John L. Morgan, Chairman and CEO of the Company.

Steven C. Zola joined the Company as President of Winmark Capital Corporation in December 2005. Mr. Zola served as an advisor to the Company From January 2005 to December 2005. Since September 2002, Mr. Zola serves as an officer of CrystalVoice Communications, Inc, a VoIP software company. From March 1990 to January 2002 he was employed by Winthrop Resources Corporation, a technology equipment leasing company, where he served as Senior Vice President of Sales and Marketing prior to his departure.

Steven A. Murphy has served as Vice President of Franchise Management of the Company since December 2003 and remains primarily responsible for the Play It Again Sports® brand. Mr. Murphy has served as Director of Play It Again Sports® brand of the Company from April 2002 to December 2003. Mr. Murphy served as Director of Marketing and Sales from September 2001 to April 2002. Prior to joining the Company, Mr. Murphy was Vice President of Marketing, e-Commerce and Business Development from June 2000 to April 2002 at Lids Corporation, a specialty retailer, located in Westwood, Massachusetts.

Leah A. Goff has served as Vice President of Human Resources for Winmark Corporation since September 2005. From October 2000 to September 2005, Ms. Goff served as Human Resources Manager for Winmark Corporation. Ms. Goff provides Winmark human resources leadership and expertise in the areas of recruitment and retention, policy and compliance, and employee relations.

The term of office of each executive officer continues until terminated by the Company.

There are no arrangements or understandings among any of the executive officers of the Company and any other person (not an officer or director of the Company) pursuant to which any of the executive officers were selected as an officer of the Company.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation earned or awarded during each of the last three fiscal years to the Company’s Chief Executive Officer and each other executive officer (the “Named Executive Officers”) who received total salary and bonus compensation in excess of $100,000 for fiscal 2005:

Summary Compensation Table

Annual Compensation ($)

				Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Securities Underlying Options (#)	All Other Compensation
John L. Morgan	2005	$180,769	—		$6,173	(1)
Chairman of the Board	2004	100,000	—	—	3,750	(1)
and Chief Executive Officer	2003	100,000	—	—	3,750	(1)

Stephen M. Briggs	2005	$299,904	$100,000	20,000	$17,250	(1)
President and	2004	295,000	100,000	20,000	17,100	(1)
Chief Operating Officer	2003	289,615	108,750	20,000	6,750	(1)

Mark T. Hooley	2005	$179,712	$67,500	20,000	$7,050	(1)
President	2004	165,000	56,000	15,000	4,558	(1)
Wirth Business Credit, Inc.	2003	165,000	61,875	15,000	3,467	(1)

Brett D. Heffes	2005	$179,712	$67,500	20,000	$7,050	(1)
Chief Financial Officer	2004	165,000	56,000	15,000	6,900	(1)
and Treasurer	2003	165,000	79,200	15,000	1,131	(1)

Steven A. Murphy	2005	$147,849	$50,000	10,000	$6,235	(1)
Vice President of	2004	137,993	35,000	10,000	5,902	(1)
Franchise Management	2003	134,808	33,750	10,000	6,201	(1)

(1)                                  Consists of 401(k) Company matching contributions and profit sharing.

Options Granted During Fiscal 2005

The following table provides information relating to options granted to the Named Executive Officers during the Company’s 2005 fiscal year:

	Number of Securities Underlying Options/SARs Granted	% of Total Options/SARs Granted to Employees in	Exercise or Base Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Name	(#)(1)	Fiscal Year	($/Share)	Date	5% ($)	10% ($)

John L. Morgan	—	—	—	—	—	—
Stephen M. Briggs	20,000	18.2	20.46	12/13/15	257,344	652,159
Mark T. Hooley	20,000	18.2	20.46	12/13/15	257,344	652,159
Brett D. Heffes	20,000	18.2	20.46	12/13/15	257,344	652,159
Steven C. Zola	20,000	18.2	20.46	12/13/15	257,344	652,159
Steven A. Murphy	10,000	9.1	20.46	12/13/15	128,672	326,080

(1)

The number indicated is the number of common shares that can be acquired upon exercise of the option. The Company has not granted any stock appreciation rights. Each option is non-transferable and provides for forfeiture of any unvested portion upon termination of employment.

(2)

The assumed 5% and 10% annual rates of appreciation are hypothetical rates selected by the Securities and Exchange Commission and are not intended to, and do not, forecast or assume actual future stock prices.

(3)

This option becomes exercisable in four installments of 25% per year commencing on the first anniversary of the grant date: December 13, 2006. This option is a qualified stock option to the extent allowable under the Internal Revenue Code.

Aggregated Option Exercises During Fiscal 2005 and Fiscal Year-End Option Values

Options for 290,000 shares were exercised by the Named Executive Officers during fiscal 2005. The following table provides information relating to the number and value of options held by Named Executive Officers at fiscal year-end. The Company does not have any outstanding stock appreciation rights.

	Shares		Number of Unexercised		Value of Unexercised In-the-Money
	Acquired on	Value	Options at December 31, 2005(#)		Options at December 31, 2005 (#)(1)
Name	Exercise (#)	Realized($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
John L. Morgan	120,000	2,196,000	—	—	—	—
Stephen M. Briggs	150,000	3,014,250	80,000	50,000	708,250	89,450
Mark T. Hooley	20,000	460,000	47,500	42,500	460,263	69,238
Brett D. Heffes	—	—	45,000	50,000	389,363	151,588
Steven C. Zola	—	—	—	20,000	—	8,600
Steven A. Murphy	—	—	40,000	25,000	387,325	44,725

(1)                                  Options are “in-the-money” if the fair market value of the underlying shares at fiscal year-end is greater than the exercise price. The amounts set forth represent the difference between the fair market value of the common shares on December 31, 2005 ($20.89 per share) and the option exercise price multiplied by the number of shares subject to the option.

Securities Authorized for Issuance Under Equity Compensation Plans

The following information reflects certain information about our equity compensation plans as of December 31, 2005:

	Equity Compensation Plan Information
	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	580,000	$14.56	65,000

Equity compensation plans not approved by security holders (1)(2)	200,000	6.00	—

TOTAL	780,000	$12.37	65,000

(1)  On March 22, 2000, the Board of Directors granted John L. Morgan, Chairman and CEO, a non-qualified option to purchase 600,000 shares of the Company’s common stock at an exercise price of $5 per share. The shares vested over five years, 20% per year, and began vesting on March 22, 2001. At December 31, 2005, Mr. Morgan had purchased all 600,000 shares under such option.

(2)  On March 22, 2000, Sheldon Fleck, a former consultant to the Company, was granted a warrant to purchase 200,000 shares of common stock at an exercise price of $6 per share. This option will expire on March 22, 2008 if unexercised. Such warrant remains unexercised.

Certain Relationships and Related Transactions

The Company’s wholly owned subsidiary, Wirth Business Credit, Inc. (“Wirth”) has hired Orion First Financial, LLC (“Orion”) to perform certain back-office tasks in relation to its small-ticket financing business, including invoicing, collecting, default management and other administrative duties. Wirth has also formed a joint venture in 2006 with Orion to manage a small segment of its portfolio dedicated to higher risk transactions. Those transactions will be funded jointly, and income from such segment will be shared equally. In 2005, John L. Morgan, the Company’s Chairman and Chief Executive Officer lent $400,000 to Orion First Financial, LLC.

On June 20, 2005, the Company repurchased 50,000 shares from Stephen M. Briggs, the Company’s President and Chief Executive Officer, at $18.00 per share.

In 2005, the Company paid approximately $217,000 to Lindquist & Vennum, PLLP, a law firm in which John L. Morgan’s son-in-law is a partner.

Employment Agreements

The Company entered into an employment agreement with John L. Morgan, CEO, in March 2000, which has twice been subsequently amended. The Company increased Mr. Morgan’s base salary to $200,000 on March 1, 2005. The agreement continues in effect until terminated. Mr. Morgan is entitled to a bonus determined by the Compensation Committee. In connection with this agreement, Mr. Morgan was granted an option to purchase 600,000 shares of common stock at an exercise price of $5.00 per share in March of 2000. The option has fully vested. All such options have been exercised.

No other key executives have an employment agreement with the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Company’s directors, executive officers, and persons who own more than ten percent of the Common Stock of the Company, to file with the Securities and Exchange Commission (“Commission”) initial reports of beneficial ownership and reports of changes in beneficial ownership of common shares of the Company. Directors, officers and greater than ten percent shareholders are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they file. Except as set forth below, to the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all Form 3, Form 4 and Form 5 filing requirements of the Company’s directors, executive officers and persons who own more than ten percent of the Common Stock of the Company were met except as follows: Ronald G. Olson failed to timely file several Form 4’s in 2005.

COMPENSATION COMMITTEE REPORT

Compensation Committee. The purpose of the Compensation Committee of the Board of Directors is to oversee compensation of executive officers, key employees and non-employee directors of the Company and oversee broad-based employee compensation policies. The Committee’s policy is to insure that compensation programs contribute directly to the success of the Company including enhanced share value. The Compensation Committee is comprised of four members of the Board of Directors, none of whom is an employee of the Company.

Executive Compensation Policies and Programs. The Company’s executive compensation programs are designed to attract and retain qualified executives and to motivate them to maximize shareholder investment by achieving strategic Company goals. There are three basic components to the Company’s executive compensation program: base pay, annual incentive bonus and long-term, equity-based incentive compensation in the form of stock options. Each component is established in light of individual and Company performance, comparable compensation programs in the Minneapolis/Saint Paul metropolitan area, equity among employees and cost effectiveness.

Base Pay. Base pay is designed to be competitive, although conservative, as compared to salary levels for equivalent positions at comparable companies in the Minneapolis/Saint Paul metropolitan area. The executive’s actual salary within this competitive framework depends on the individual’s performance, responsibilities, experience, leadership and potential future contribution. The salary of all executive officers is set annually by the Compensation Committee after considering recommendations by the CEO.

Annual Incentive Bonus. In addition to base pay, each executive is eligible to receive an annual cash bonus. For fiscal 2005, the bonus for executives was, depending on the executive, based on the amount of royalties collected by the Company from its franchising operations, the Company’s earnings and specific job performance criteria. The Committee believes that it is not in the best interests of the Company to identify the specific financial performance measures.

Long-Term, Equity-Based Incentive Compensation. Under the current program, long-term incentive compensation consists of stock options that generally do not fully vest until after four years. Generally, stock options are awarded with an exercise price equal to the fair market value of the Company’s common shares on the date of grant. Accordingly, the executive is rewarded only if the shareholders receive the benefit of appreciation in the price of the Common Stock.

Because long-term options vest over time, the Company periodically grants new options to provide continuing incentives for future performance. Each executive’s annual grants are based upon the individual’s performance, responsibilities, experience, leadership and potential future contribution and any other factors deemed relevant by the Committee and based on the CEO’s recommendations.

Stock options are designed to align the interests of the Company’s executives with those of shareholders by encouraging executives to enhance the value of the Company and, hence, the price of the Common Stock and the shareholders’ investment. In addition, through deferred vesting, this component of the compensation system is designed to create an incentive for the executive to remain with the Company.

Limits On Deductible Compensation Payable To Executive Officers. The Omnibus Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended (the “Code”) limiting corporate deductions to $1,000,000 for certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies. The Company does not believe it will pay “compensation” within the meaning of Section 162(m) to such executive officers in excess of $1,000,000 in the foreseeable future. Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under Section 162(m), but will formulate a policy if compensation levels ever approach $1,000,000.

Employee Compensation Policies and Programs. The Compensation Committee administers and makes recommendations to the Board of Directors regarding any proposed changes to the terms of the Company’s equity-based compensation plans.

Director Compensation. The Compensation Committee reviews and approves the overall compensation and benefit programs for non-employee directors to ensure that compensation and benefit plans for non-employee directors are reasonable and are competitive with similar programs for non-employee directors at similar companies.

Annual Reviews. Each year the Compensation Committee reviews the executive compensation polices and programs, the general employee compensation policies and programs and Director compensation and benefits and determines what changes, if any, are appropriate for the following year. In addition, the Committee reviews the individual performance of the Chief Executive Officer.

Compensation Committee Interlocks. No interlocking relationship exists among members of the Company’s Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other Company.

The foregoing report is submitted by Paul C. Reyelts, William D. Dunlap, Jr., Mark L. Wilson and Jenele Grassle, the members of the Compensation Committee.

Stock Performance Graph

Shown below is a line graph comparing the yearly dollar change in the cumulative total shareholder return on the Company’s Common Stock as against the cumulative total return of the Nasdaq Total Return Index and the Nasdaq Retail Stock Index. The graph and table assume the investment of $100 on December 25, 1999 in the Company’s Common Stock and in the Nasdaq Total Return Index and the Nasdaq Retail Stock Index.

Comparison of Cumulative Total Return

Since December 30, 2000

	12/00	12/01	12/02	12/03	12/04	12/05
Winmark	$ 100.0000	$ 239.3514	$ 217.2973	$ 419.2432	$ 567.5892	$ 451.6757
Nasdaq (US)	100.0000	80.8685	55.3867	80.8576	88.6166	91.1179
Nasdaq Retail	100.0000	139.7454	116.5816	160.8196	205.3433	209.3526

INCREASE IN SHARES RESERVED UNDER THE 2001 STOCK OPTION PLAN

(Proposal #3)

General

On February 24, 2006, the Board amended the Company’s 2001 Stock Option Plan (the “Plan”) to increase the reserved shares of Common Stock from 500,000 to 750,000. As of March 20, 2006, the Company had outstanding incentive and nonqualified options to purchase of an aggregate of 421,000 shares of the Company’s common stock granted under the Plan, with exercise prices ranging from $7.20 to $26.05 per share. The Board of Directors believes that granting fairly priced stock options to employees, officers, consultants and directors is an effective means to promote the future growth and development of the Company. Such options and awards, among other things, increase these individuals’ proprietary interest in the Company’s success and enables the Company to attract and retain qualified personnel. The Board of Directors also believe the Plan ties the employees’ goals and interests to those of the Company and its shareholders.

A more detailed description of the 2001 Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Company’s Vice President and General Counsel, Mark T. Hooley.

Description of the 2001 Plan

Purpose. The purpose of the 2001 Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants and advisors upon whose efforts the success of the Company and its affiliates will depend to a large degree.

Shares Available. Upon approval of the amendment, the Plan will provide for the issuance of up to 750,000 shares of Common Stock of the Company, subject to adjustment of such number in the event of future increases or decreases in the number of outstanding shares of Common Stock of the Company effected as a result of stock splits, stock dividends, combinations of shares or similar transactions in which the Company receives no consideration. If any options or stock awards granted under the Plan expire or terminate prior to exercise, the shares subject to that portion of the option or stock award are available for subsequent grants.

Term. Incentive stock options may be granted pursuant to the 2001 Plan until February 20, 2011, ten years from the date the 2001 Plan was adopted by the Board. Nonqualified options may be granted under the 2001 Plan until the Plan is discontinued or terminated by the Board.

Administration. The 2001 Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”). The 2001 Plan gives broad powers to the Committee to administer and interpret the 2001 Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

Eligibility. All officers and employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the 2001 Plan. All directors, officers and employees of, and consultants and advisors to, the Company or any subsidiary are eligible to receive nonqualified stock options pursuant to the 2001 Plan.

Options. When an option is granted under the 2001 Plan, the Committee, at its discretion, specifies the option price, the type of option (whether “incentive” or “nonqualified”) to be granted and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option and, unless otherwise determined by the Committee, the exercise price of a nonqualified stock option, may not be less than 100% of the fair market value of the Company’s Common Stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the voting rights of the Company’s common stock, the option exercise price may not be less than 110% of the fair market value on the date of grant. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Committee, but the term of an incentive stock option may not exceed ten years from the date of grant. Each incentive stock option and, unless otherwise determined by the Committee, each nonqualified stock option granted under the 2001 Plan is nontransferable during the lifetime of the optionee. Each outstanding option under the 2001 Plan may terminate earlier than its stated expiration date in the event of the optionee’s termination of employment or directorship.

Amendment. The Board of Directors may, from time to time, suspend or discontinue the Plan or revise or amend it in any respect; provided, (i) no such revision or amendment may impair the terms and conditions of any outstanding option or stock award to the material detriment of the participant without the consent of the participant except as authorized in the event of merger, consolidation or liquidation of the Company, (ii) the Plan may not be amended in any manner that will (a) materially increase the number of shares subject to the Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (b) change the designation of the class of employees eligible to receive awards; (c) decrease the price at which options will be granted; or (d) materially increase the benefits accruing to participants under the Plan without the approval of the shareholders, to the extent such approval is required by applicable law or regulation.

Federal Income Tax Consequences of the Plan. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the 2001 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company’s Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

Incentive stock options granted under the 2001 Plan are intended to qualify for favorable tax treatment under Code Section  422. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deductions upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

Plan Benefits. The table below shows the total number of stock options that have been received by the following individuals and groups under the 2001 Plan.

Total number of Name and Position/Group	Options Received
John L. Morgan	0
Stephen M. Briggs	130,000
Brett D. Heffes	95,000
Mark T. Hooley	80,000
Steven A. Murphy	65,000
Stephen C. Zola	20,000
Leah A. Goff	2,500
William D. Dunlap, Jr.	0
Jenele C. Grassle	0
Kirk A. MacKenzie	0
Paul C. Reyelts	0
Mark L. Wilson	0
Current Executive Officer Group	392,500
Current Non-executive Officer Director Group	0
Current Non-executive Officer Employee Group	32,500

Vote Required

The Board of Directors recommends that shareholders approve the proposal to increase the number of shares available under the Plan. Approval of the amendment to the Plan requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on the matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.

Principal Accountant Fees and Services

The following is a summary of the fees billed and to be billed to the Company by KPMG LLP for professional services rendered during 2005 and 2004 fiscal years:

Fee Category	Fiscal 2005 Fees	Fiscal 2004 Fees
Audit Fees	$167,500	$170,000
Audit-Related Fees	31,625	21,000
Tax Fees	41,925	28,025
All Other Fees	1,500	1,500
Total Fees	$242,550	$220,525

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”  These services primarily consist of employee benefit plan audits and consultations concerning financial accounting and reporting standards.

Tax Fees. Consists of fees billed for professional services for corporate tax services. These services primarily consist of assistance regarding federal, state and international tax compliance services.

Pursuant to its Audit Committee Charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for the Company by its independent auditors or any other auditing or accounting firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS

AND EXECUTIVE OFFICERS

Security Ownership

The following table sets forth the number of shares of Common Stock beneficially owned by (i) each person known by the Company to own 5% or more of the outstanding shares of Common Stock, (ii) each Named Executive Officer in the Summary Compensation Table, (iii) each director of the Company, (iv) each director nominee and (v) all directors and executive officers as a group. All persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned, unless otherwise noted. The number of shares listed is as of March 8, 2006, unless otherwise noted.

Name and Address	Number of Shares Beneficially Owned		Percent of Outstanding Shares

John L. Morgan 4200 Dahlberg Drive, Suite 100 Minneapolis, MN 55422	1,670,969	(1)(2)	27.7%

Kirk A. MacKenzie 4200 Dahlberg Drive, Suite 100 Minneapolis, MN 55422	615,800	(1)(3)	10.2%

Paul C. Reyelts	26,800	(3)	*
William D. Dunlap, Jr.	25,800	(4)	*
Mark L. Wilson	28,300	(3)	*
Jenele C. Grassle	25,800	(3)	*

Stephen M. Briggs	223,038	(5)	3.6%
Brett D. Heffes	47,828	(6)	*
Mark T. Hooley	69,239	(7)	1.1%
Steven A. Murphy	40,677	(8)	*

Rush River Group, LLC 4200 Dahlberg Drive, Suite 100 Minneapolis, MN 55422	420,000		7.0%

Jack A. Norqual 4200 Dahlberg Drive, Suite 100 Minneapolis, MN 55422	604,567	(1)	10.0%

K. Jeffrey Dahlberg 1040 High Lake View Colorado Springs, CO 80906	716,646	(9)	11.9%

Ronald G. Olson 1630 North Ridge Drive Wayzata, MN 55391	1,028,113	(10)	17.0%

Sheldon T. Fleck 5720 Smetana Drive Minnetonka, MN 55343	675,000	(11)	10.8%

Farnum Street Partners, L.P. 3033 Excelsior Boulevard Minneapolis, MN 55416	316,151	(12)	5.2%

All directors and current executive officers as a group 11 persons)	2,354,251	(12)	37.0%

 *                                      Less than 1%

(1)

Includes 420,000 held by Rush River Group, LLC, in which Mr. Morgan, Mr. MacKenzie and Mr. Norqual each own one-third of the equity interest and which shares are reported as beneficially owned by Mr. Morgan, Mr. MacKenzie, Mr. Norqual and Rush River Group, LLC. Mr. Morgan, Mr. MacKenzie and Mr. Norqual share voting power and dispositive power with respect to the securities owned by Rush River Group, LLC and, along with Rush River Group, LLC, file as a group pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934.

(2)	Includes 20,000 shares held by Mr. Morgan’s wife, for which he disclaims beneficially ownership.
(3)	Includes 25,800 shares which are not outstanding, but may be acquired within 60 days through the exercise of a stock option.
(4)	Includes 15,800 shares which are not outstanding, but may be acquired within 60 days through the exercise of stock options.
(5)	Includes 80,000 shares which are not outstanding, but may be acquired within 60 days through the exercise of stock options.
(6)	Includes 45,000 shares which are not outstanding, but may be acquired within 60 days through the exercise of stock options. Includes 1,000 shares owned by Mr. Heffes’ minor child.
(7)	Includes 47,500 shares which are not outstanding, but may be acquired within 60 days through the exercise of stock options.
(8)	Includes 36,000 shares which may be acquired within 60 days through the exercise of stock options.
(9)	As disclosed in Mr. Dahlberg’s Form 4 filed on March 6, 2006. Includes 225,000 shares held in trust for minor children.
(10)

As disclosed in Mr. Olson’s Form 5/A filed on February 14, 2006. Includes 35,800 shares held in trust for his children and 1,500 shares held by Mr. Olson’s wife. Mr. Olson disclaims beneficial ownership of these shares.

(11)	As disclosed in Mr. Fleck’s Form 4 filed on January 9, 2001. Includes warrant to purchase 200,000 shares.
(12)	As of January 17, 2006.
(13)	Includes 323,750 shares which may be acquired within 60 days by all directors and executive officer as a group through the exercise of stock options.

SHAREHOLDER PROPOSALS

Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2007 Annual Meeting must be received by the Company by November 29, 2006. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. Stockholders who intend to present a proposal at the 2007 Annual Meeting without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than February 12, 2007. If any matters properly come before our 2007 Annual Meeting, but we did not receive notice of it prior to February 13, 2007, the persons named in our proxy card for that Annual Meeting will have the discretion to vote the proxies on such matters in accordance with their best judgment. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY’S FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT  DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S). ANY REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF THE COMPANY’S COMMON STOCK ON MARCH 8, 2006, THE RECORD DATE FOR THE 2006 ANNUAL MEETING, AND SHOULD BE DIRECTED TO MARK T. HOOLEY, VICE PRESIDENT AND GENERAL COUNSEL, AT THE COMPANY’S PRINCIPAL ADDRESS.

OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the meeting. In the event any other business is presented at the meeting, the persons named in the enclosed proxy will have authority to vote on that business in accordance with their judgment.

By the Order of the Board of Directors

/s/ John L. Morgan
John L. Morgan
Chairman and Chief Executive Officer

EXHIBIT A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

WINMARK CORPORATION

I.                                         PURPOSE

The primary function of the Audit Committee of Winmark Corporation (the “Company”) is to provide oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•                                          Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•                                          Coordinate, review and appraise the audit efforts of the Company’s independent accountants.

•                                          Communicate directly with the independent accountants, the financial and senior management and the Board of Directors regarding the matters related to the Committee’s responsibilities and duties.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

In carrying out its responsibilities, the Committee shall have the authority to consult with the Company’s outside legal counsel and other advisors or to engage independent advisors, including legal and financial advisors. The Company shall provide appropriate funding to pay for any independent advisors engaged by the Committee.

II.                                     MEMBERSHIP

The Committee shall be comprised of three or more directors elected by the Board, each of whom shall be independent as such standard is set forth in applicable regulations. Committee members shall serve until the next annual organizational meeting of the Board, or until their successors are duly elected and qualified. The Chair of the Committee shall be elected by the Board. In the absence of the election of a Chair by the Board, the members of the Committee shall elect a Chair by majority vote of the Committee membership.

All Committee members shall be “financially literate” as defined under the federal securities laws, rules and regulations, as may be amended from time to time, have a working familiarity with basic finance and accounting practices and shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement, at the time of their appointment to the Committee. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. At least one member of the Committee shall be an “audit committee financial expert,” as such term is defined in applicable regulations.

III.                                 RESPONSIBILITIES AND DUTIES

Documents/Reports Review

•                                          Review and update this Charter periodically, at least annually, as conditions dictate.

•                                          Review the Company’s annual financial statements and any reports or other financial information or estimates submitted to any governmental body or the public, including any certification, report, opinion or review rendered by the independent accountants.

•                                          Review the regular internal reports prepared by management.

•                                          Review with financial management and the independent accountants any 10-Q or 10-K prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

•                                          Appoint, compensate and oversee the Company’s independent auditors. The Company’s independent auditors shall report directly to the Committee. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants’ independence.

•                                          Review the performance of the independent accountants and discharge the independent accountants when circumstances warrant.

•                                          Periodically consult with the independent accountants out of the presence of management regarding the adequacy of internal controls and the fullness and accuracy of the Company’s financial statements.

•                                          Prior to approval by the Board, pre-approve all audit services and permissible non-audit services to be performed by the Company’s independent auditors. Neither the Committee nor the Board shall approve, and the Company’s independent auditors shall not provide to the Company, non-audit services as prohibited by the SEC regulations if such services are to be provided contemporaneously while serving as independent auditors of the Company.

Audit Committee Report

•                                          Prepare an annual Audit Committee Report to be presented to the Board. The Audit Committee Report shall include, at a minimum, the following representations:

(1)                                  that the Committee has reviewed and discussed the audited financial statements with management;

(2)                                  that the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

(3)                                  that the Committee has received the written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant’s independence;

(4)                                  that, based on the review and discussions referred to in paragraphs (1) through (3) of this item, the Committee recommends (or declines to recommend) to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission; and

(5)                                  that the individual Committee members, and the Committee in the aggregate, complies with the Committee independence requirements set forth in applicable regulations.

The Audit Committee Report may include other information that the Committee deems appropriate. The Committee will prepare the Audit Committee Report with the understanding that its representations will in used by the Board and the Company to comply with Item 306 of Regulation S-K and Item 7(d)(3) of Schedule 14A as those regulations affect the Company.

Risk Management

•                                          Inquire of management and external auditors about the adequacy of the Company’s internal control procedures as a complete system, as well as the discovery of any individually material gaps and/or failures in the Company’s internal control procedures.

•                                          Meet periodically with those members of management responsible for Company risk assessment and risk management to understand and evaluate the Company’s risk assessment and risk management efforts.

•                                          Instruct the external auditors, the Chief Executive Officer and Chief Financial Officer that the Committee expects to be advised if there are areas of Company operation that, consistent with the Committee’s purpose, require its special attention.

Related-Party Transactions

•                                          Review and approve all related-party transactions to which the Company may be a party prior to their implementation to assess whether such transactions meet applicable legal requirements.

Financial Reporting Processes

•                                          In consultation with the independent accountants, review the integrity of the Company’s financial reporting processes, both internal and external.

•                                          Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•                                          Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants or management.

•                                          Consider the adequacy of the financial and accounting staff.

Process Improvement

•                                          Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

•                                          Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information or any significant disagreement among these groups in connection with the preparation of the financial statements.

•                                          Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance

•                                          Review periodically the Company’s Code of Ethics and Business Conduct and management’s enforcement of the Code as it relates to the Company’s financial reporting process and internal control system.

•                                          Annually determine if such Code is accomplishing its stated purposes.

•                                          Ensure that management has the proper review system in place to ensure that Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

•                                          Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

•                                          Establish and maintain procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. At a minimum, these procedures shall allow employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.

•                                          Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

IV.                                AUTHORITY

The Audit Committee shall have the authority as and when it shall determine to be necessary or appropriate to the functions of the Audit Committee, to:

i.                  Appoint, discharge and authorize compensation of the Company’s independent auditors;

ii.               At the expense of the Company, to retain and compensate such consultants and advisors, as it determines necessary to assist it with its functions;

iii.            To request from the Chief Executive Officer, the Chief Financial Officer and such other members of Company management as the Committee shall deem appropriate advice and information, orally or in writing, concerning the Company’s business operations and financial condition relevant to the functions of the Committee.

V.                                    MEETINGS AND MINUTES

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management in separate executive sessions to discuss any matters that the Committee believes should be discussed privately. In addition, the Committee should meet with the independent accountants and management quarterly to review the Company’s financials consistent with Section III of this Charter.

The Audit Committee will maintain written minutes of its meeting. Such minutes will be provided to the Board of Directors, and filed with the minutes of the meetings of the Board of Directors.

VI.                                MANAGEMENT COOPERATION

Management of the Company is requested to cooperate with the Audit Committee, and to render assistance to the Audit Committee as it shall request in carrying out its functions.

WINMARK CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 3, 2006

4:00 p.m.

Winmark Corporation

Corporate Headquarters

4200 Dahlberg Drive, Suite 100

Minneapolis, MN 55422

Winmark Corporation
4200 Dahlberg Drive Suite 100, Minneapolis, MN 55422	Proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 3, 2006.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint John L. Morgan and Stephen M. Briggs, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1.	Set the number of directors at seven (7).	☐ For	☐ Against	☐ Abstain

2.	Election of Directors:	01 John L. Morgan	05 Kirk A. MacKenzie	Vote FOR	Vote WITHHELD
02 Stephen M. Briggs	06 Paul C. Reyelts	all nominees	from all nominees
03 William D. Dunlap, Jr.	07 Mark L. Wilson	(except as marked)
04 Jenele C. Grassle

(Instruction: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided at the right.)

Please fold here

3.	Amend the 2001 Stock Option Plan of the Company to increase	☐ For	☐ Against	☐ Abstain
the reserved shares of Common Stock from 500,000 to 750,000

4.	In their discretion, upon such other business as may come	☐ For	☐ Against	☐ Abstain

before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change?    ☐Mark box and indicate changes below:

Dated:

, 2006

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.